UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2007

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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             Nevada                       000-49735             87-0642947
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                     Identification No.)


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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 636-1020

         (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.    Entry into a Material Definitive Agreement.

         On March 14, 2007 we entered into a first amendment to inventory purchase agreement with 4M, Inc. which increased the amount of credit available to us under the agreement from $700,000 to $750,000. We originally entered into the inventory purchase agreement on October 3, 2006. All other terms of the inventory purchase agreement remain unchanged.

         On March 15, 2007 we borrowed $50,000 pursuant to an unsecured promissory note between us and the Donald A. Goer and Henci L. Goer 1989 Family Trust. Donald A. Goer, our Chief Executive Officer and a director, has management control of the trust. The loan is unsecured and bears interest at 10% per annum. Principal and accrued interest are payable in full as soon as funds are available from our operating capital.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms of the unsecured promissory note and the amendment to the inventory purchase agreement.


Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number
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10.26    First Amendment to Inventory Purchase Agreement entered into as of
         March 14, 2007, between the Registrant and 4M, Inc.

10.27 Unsecured Promissory Note dated March 15, 2007 between the Registrant and the Donald A. Goer and Henci L. Goer 1989 Family Trust.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               INTRAOP MEDICAL CORPORATION


Date:  March 20, 2007                          By: /s/ Donald A. Goer
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                                                     Donald A. Goer
                                                     Chief Executive Officer